UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 15, 2010

GLOBAL CLEAN ENERGY HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Utah
(State of Incorporation)

000-12627	87-0407858
(Commission File Number)	(I.R.S. Employer Identification No.)

100 W. Broadway, Suite 650, Long Beach California	90802
(Address of Principal Executive Offices)	(Zip Code)

(310) 641-4234
(Registrant’s Telephone Number, Including Area Code)

6033 W. Century Blvd, Suite 895, Los Angeles, California 90045
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.07                      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Annual Meeting of Stockholders

An annual meeting (“Annual Meeting”) of the stockholders of Global Clean Energy Holdings, Inc., a Utah corporation (the “Company”), was held on July 15, 2010. The Company filed its definitive proxy statement in connection with the Annual Meeting with the U.S. Securities and Exchange Commission on June 2, 2010 (File No. 000-12627, which can be viewed at: www.sec.gov). The Company’s stockholders considered the following proposals at the Annual Meeting:

•	Proposal I: a proposal to elect each of Mark Bernstein, Richard Palmer, David Walker and Martin Wenzel to the Company’s Board of Directors (“Board”);

•	Proposal II: a proposal to ratify the appointment of Hansen, Barnett & Maxwell, P.C., as the Company’s independent registered public accountant for the fiscal year ending December 31, 2010;

•	Proposal III: a proposal to approve the adoption of the Company’s 2010 Equity Incentive Plan;

•	Proposal IV: a proposal to approve the reincorporation of the Company in the State of Delaware pursuant to a merger with and into a wholly-owned subsidiary of the Company; and

•
Proposal V: a proposal to approve an amendment to the Company’s Certificate (or Articles) of Incorporation to effect, in the discretion of the Company’s Board, a reverse stock split of the Company’s common stock at any time prior to next year’s annual meeting of stockholders at a reverse split ratio in the range of between 1-for-5 and 1-for-20, which specific ratio will be determined by the Board.

Voting Results

Proposal I: Election of Directors was approved as follows:

•	Mark Bernstein was been elected with 137,088,608 “FOR” votes and 1,878,370 “WITHHOLD” votes.

•	Richard Palmer has been elected with 138,525,408 “FOR” votes and 441,570 “WITHHOLD” votes.

•	David Walker has been elected with 136,979,008 “FOR” votes and 1,987,970 “WITHHOLD” votes.

•	Martin Wenzel has been elected with 137,088,408 “FOR” votes and 1,878,570 “WITHHOLD” votes.

Proposal II: Ratification of Hansen, Barnett & Maxwell, P.C., as independent auditors for the year ending December 31, 2010, was approved with 189,716,330 “FOR” votes, 370,803 “AGAINST” votes and 14,043,130 “ABSTAIN” votes.

Proposal III: Adoption of the 2010 Equity Incentive Plan was approved with 127,933,714 “FOR” votes, 2,107,290 “AGAINST” votes and 14,033,831 “ABSTAIN” votes.

Proposal IV: Approval of the reincorporation of the Company in the State of Delaware pursuant to a merger with and into a wholly owned subsidiary of the Company was approved with 142,585,615 “FOR” votes, 1,192,670 “AGAINST” votes and 296,550 “ABSTAIN” votes.

Proposal V: Approval of amendment to company’s Certificate of Incorporation (or Articles of Incorporation) to effect reverse stock split, was approved with 193,126,147 “FOR” votes, 5,724,965 “AGAINST” votes and 5,279,148 “ABSTAIN” votes.

ITEM 8.01                      OTHER EVENTS

On July 21, 2010, the Company issued a press release announcing stockholder approval of all of the proposals considered at the Annual Meeting.  The press release also states that the merger to reincorporate the Company in the State of Delaware (as further described in Proposal IV above) was completed on July 19, 2010. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

 (d)           Exhibits

Exhibit No.	Description

99.1	Press Release dated July 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CLEAN ENERGY HOLDINGS, INC.

Date: July 21, 2010	By:	/s/ Bruce Nelson
Bruce Nelson,
Chief Financial Officer